EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of D&E Communications, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. William Ruhl, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

     (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. William Ruhl Name: G. William Ruhl
Title: Chief Executive Officer
Date: August 12, 2003

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of D&E Communications, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas E. Morell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

     (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas E. Morell Name: Thomas E. Morell
Title: Chief Financial Officer
Date: August 12, 2003

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